EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Mary W. Patterson, the Chief Financial Officer of Trans-Century Resources, Inc., certify that:

1. I have reviewed this Form 10-KSB for the Annual period ended December 31, 2003, of Trans-Century Resources, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of amaterial fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial condition,  results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

4. The small business issuer’s other certifying officer and I are responsible for  establishing  and maintaining  disclosure  controls and procedures  (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e)) and internal control over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

a) Designed such disclosure  controls and procedures,  or caused such disclosure controls and  procedures  to be designed  under my  supervision,  to ensure that material  information  relating  to the small  business  issuer,  including  its consolidated subsidiaries,  is made known to me by others within those entities, particularly during the period in which this report is being prepared;

b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c) Evaluated  the  effectiveness  of the  small  business  issuer's  disclosure controls and procedures  and presented in this report our conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

d) Disclosed in this report any change in the small business  issuer's  internal control  over  financial  reporting  that  occurred  during  the small  business issuer's most recent fiscal quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The small business issuer’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial  reporting, to the  small  business  issuer's  auditors  and the audit committee  of the  small  business  issuer's  board  of  directors  (or  persons performing the equivalent functions):

a) All  significant  deficiencies  and  material  weaknesses  in the  design  or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

b) Any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

Date: June 20, 2005

/s/ Mary W. Patterson

Mary W. Patterson

Chief Financial Officer